Exhibit 99.1
PRESS RELEASE

XO Communications Adopts New Holding Company Corporate Structure
Creates Holding Company for Wireless and Wireline Businesses
RESTON, VA —March 6, 2006 — In connection with the Equity Purchase Agreement with Elk Associates LLC announced on November 9, 2005, XO Communications, Inc. (OTCBB: XOHO.OB) today announced that it has streamlined its corporate structure by creating a new holding company for the XO businesses.
Under the terms of the reorganization, XO Communications, Inc. has merged with and into XO Communications, LLC, a wholly-owned subsidiary of XO Holdings, Inc., the new holding company for the XO wireless and wireline businesses. XO Communications, LLC now operates as the holding company’s national wireline telecommunications business and XO LMDS Holdings, Inc. operates as the holding company’s fixed broadband wireless business. Prior to the reorganization, XO Communications, Inc. formed XO Holdings, Inc. as it direct wholly-owned subsidiary, which in turn formed XO Communications, LLC as its direct wholly-owned subsidiary.
“We are moving forward by creating a structure that formalizes the separation of our wireless and wireline business into two distinct operations,” said Carl Grivner, CEO of XO Holdings. “This structure will simplify the separation of our businesses once the sale of our national wireline telecommunications business is completed, which we expect to occur in the first half of this year.”
The directors and executive officers of XO Holdings are the same individuals who were directors and executive officers of XO Communications, Inc. immediately prior to the reorganization. In addition, the consolidated assets and liabilities of XO Holdings and its subsidiaries (including XO Communications, LLC) immediately after the reorganization are the same as the consolidated assets and liabilities of XO Communications, Inc. and its subsidiaries were immediately prior to the reorganization.
As a result of the reorganization, all former holders of stock and other securities of XO Communications, Inc. at the effective time of the merger became, on a one-for-one basis, holders of the same stock and securities of XO Holdings. Each certificate formerly representing shares of common stock of XO Communications, Inc. will be deemed to represent the same number of shares of XO Holdings’ common stock. XO Holdings is in the process of providing its stockholders (the former stockholder of XO Communications, Inc.) with instructions as to how they may exchange the certificates representing their former shares of XO Communications, Inc. for certificates representing their shares of XO Holdings.
Through the reorganization, XO Holdings has become the successor issuer to XO Communications, Inc. under certain rules and regulations of the Securities and Exchange Commission. XO Holdings’ common stock is quoted on the NASDAQ Over the Counter Bulletin Board under the symbol “XOHO.OB”.
The reorganization was consummated pursuant to Section 251(g) of the Delaware General Corporation Law, which permits transactions such as the reorganization to occur without stockholder approval. The foregoing description of the reorganization is qualified in its entirety by reference to the Agreement and Plan of Merger and related agreements and instruments under which the reorganization was consummated and XO Holdings’ certificate of incorporation (including any related certificate of designation) and bylaws, which agreements, instruments and organizational documents will be publicly filed by XO Holdings with the Securities and Exchange Commission as required by applicable federal securities laws.
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THE STATEMENTS CONTAINED IN THIS RELEASE THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS” (AS SUCH TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995) THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT CAUTIONS THE READER THAT THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF A NUMBER OF FACTORS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE RISKS AND UNCERTAINTIES DESCRIBED FROM TIME TO TIME IN THE REPORTS FILED BY XO HOLDINGS, INC. (AS SUCCESSOR ISSUER TO XO COMMUNICATIONS, INC.) WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING XO COMMUNICATIONS, INC.’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 AND ITS QUARTERLY REPORTS ON FORM 10-Q.
Media Contact
Chad Couser/XO Communications
T: (703) 547-2746
E: chad.couser@xo.com